UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

COPT DEFENSE PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 285-5400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	CDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.             Other Events

On September 23, 2025, COPT Defense Properties, L.P. (“CDPLP”), the operating partnership of COPT Defense Properties (“CDP”), entered into an underwriting agreement (the “Underwriting Agreement”) by and among CDPLP, CDP and Wells Fargo Securities, LLC, PNC Capital Markets LLC and TD Securities (USA) LLC, acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto, in connection with CDPLP’s issuance and sale of $400,000,000 aggregate principal amount of 4.500% Senior Notes due 2030 (the “Notes”). The Notes were offered pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission, including a base prospectus, dated April 8, 2025, and a prospectus supplement, dated September 23, 2025, filed with the Securities and Exchange Commission on September 25, 2025.

The Notes will be fully and unconditionally guaranteed by CDP. Subject to customary closing conditions, the offering is expected to close on or about October 2, 2025.

The Underwriting Agreement contains various representations, warranties and agreements by CDPLP, conditions to closing, indemnification rights and obligations of the parties. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the press release issued by the Company regarding the pricing of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated as of September 23, 2025, by and among COPT Defense Properties, COPT Defense Properties, L.P., Wells Fargo Securities, LLC, PNC Capital Markets LLC and TD Securities (USA) LLC, acting on behalf of themselves and as representatives of the several underwriters listed on Schedule I thereto.
99.1	Press Release, dated September 23, 2025, issued by COPT Defense Properties.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPT DEFENSE PROPERTIES

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Date:	September 29, 2025